Exhibit 99.1

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should carefully consider the risks discussed below and in the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2025, December 31, 2025 and March 31, 2026 and any registration statements that we file with the Securities and Exchange Commission (the “SEC”) before making a decision about investing in our common stock. The risks and uncertainties discussed below, in our Annual and Quarterly Reports and in any registration statements that we file with the SEC are not the only ones facing us. Additional risks and uncertainties not presently known to us, or that we currently see as immaterial, may also harm our business. If any of these risks occur, our business, financial condition and operating results could be harmed, the trading price of our common stock could decline and you could lose part or all of your investment.

Unless we have indicated otherwise or the context requires, references to “Super Micro Computer,” “Supermicro,” “we,” “us,” “our,” the “Company” and similar terms refer to Super Micro Computer, Inc. and, where appropriate, its wholly-owned subsidiaries.

Risks Related to Our Business and Operations

We operate in a rapidly changing economic and technological environment that presents numerous risks, many of which are driven by factors that we cannot control or predict. The risk factors set forth in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2025, December 31, 2025 and March 31, 2026, and in any registration statements that we file with the SEC, highlight some of these risks. You should read our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, including the section “Risk Factors,” as well as our Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2025, December 31, 2025 and March 31, 2026, and any registration statements that we file with the SEC.

Conflicts of interest may arise with Ablecom and Compuware, and they may adversely affect our operations.

We use Ablecom, a related party, for contract design and manufacturing coordination support and warehousing, and Compuware, also a related party and an affiliate of Ablecom, for distribution, contract manufacturing and warehousing. We work with Ablecom to optimize modular designs for our chassis and certain other components. We outsource to Compuware a portion of our design activities and a significant part of our manufacturing of subassemblies, particularly power supplies. Our purchases of products from Ablecom and Compuware represented 3.3%, 4.3%, and 6.6% of our cost of sales for fiscal years 2025, 2024, and 2023, respectively. Ablecom and Compuware’s sales to us constitute a majority of Ablecom’s and Compuware’s net sales. Ablecom and Compuware are both privately held Taiwan-based companies. In addition, we have appointed Compuware as a nonexclusive authorized distributor of our products in Taiwan, China and Australia, in addition to acting as our sales representative on certain transactions in Asia. Each of Ablecom and Compuware are also developing campuses in close proximity to the campus we developed in Malaysia to expand our manufacturing.

Steve Liang, Ablecom’s Chief Executive Officer and largest shareholder, is the brother of Charles Liang, our President, Chief Executive Officer and Chairman of our Board of Directors (the “Board”). Steve Liang owned no shares of our common stock as of June 30, 2025, 2024, or 2023. Charles Liang and his spouse, Sara Liu, our Co-Founder, Senior Vice President and Director, jointly owned approximately 10.5% of Ablecom’s capital stock, while Mr. Steve Liang and his family members owned approximately 35.0% of Ablecom’s outstanding common stock as of June 30, 2025. Steve Liang is also a member of Compuware’s Board of Directors and is an equity holder of Compuware. Neither Charles Liang nor Sara Liu own any shares of Compuware. In addition, neither Charles Liang nor Sara Liu serve on the board of directors of either Ablecom or Compuware.

Bill Liang, a brother of both Charles Liang and Steve Liang, is also a member of the Board of Directors of Ablecom. In addition, Bill Liang is the Chief Executive Officer of Compuware, Chairman of Compuware’s Board of Directors and a holder of equity interest in Compuware.

Charles Liang and Sara Liu are both significant stockholders of the Company, and have considerable influence over the management of our business relationships. Accordingly, we may be disadvantaged by the economic interests of Mr. Charles Liang and his spouse, Ms. Sara Liu, as stockholders of Ablecom and Mr. Charles Liang’s personal relationship with Ablecom’s Chief Executive Officer and Compuware’s Chief Executive Officer.

In addition, a sibling of Yih-Shyan (Wally) Liaw, formerly our Senior Vice President, Business Development and a director on our Board, owns approximately 11.7% of Ablecom’s capital stock and 8.7% of Compuware’s capital stock.

In October 2018, our Chief Executive Officer, Charles Liang, personally borrowed approximately $12.9 million from Chien-Tsun Chang, the spouse of Steve Liang. The loan was unsecured, had no maturity date and bore interest at 0.8% per month for the first six months, increased to 0.85% per month through February 28, 2020, and reduced to 0.25% effective March 1, 2020. The loan was originally made at Mr. Liang’s request to provide funds to repay margin loans from two financial institutions that were secured by shares of our common stock he held. The lenders called the loans in October 2018, following the suspension of our common stock from trading on Nasdaq in August 2018 and the subsequent decline in its market price that October. As of June 30, 2025, the amount due on the unsecured loan (including principal and accrued interest) was approximately $16.8 million.

In October 2023, Ablecom and Compuware acquired an approximate 30% interest in Leadtek, a Taiwan company specializing in providing professional graphics cards and workstation solutions. At the time of the Leadtek Investment (as defined herein), Leadtek was, and continues to be, an authorized reseller for us. While prior to the Leadtek Investment none of our related persons had direct or indirect material interests in any transactions with Leadtek, following the closing of the Leadtek Investment, Steve Liang and Bill Liang have served as two of the seven members of the Leadtek’s board of directors.

We may not negotiate or enforce contractual terms as aggressively with Ablecom or Compuware as we might with an unrelated party, and the commercial terms of our agreements may be less favorable than we might obtain in negotiations with third parties. If our business dealings with Ablecom or Compuware are not as favorable to us as arms-length transactions, our results of operations may be harmed.

If Ablecom or Compuware are acquired or sold, new ownership could reassess the business and strategy of Ablecom or Compuware, which may disrupt our supply chain or alter the terms and conditions of our agreements. Such changes could negatively impact our operations or increase our costs, thereby adversely affecting our margins and the results of operations.

If negative publicity arises with respect to us, our employees, our third-party service providers or our partners, our business and operating results could be adversely affected, regardless of whether the negative publicity is true.

Negative publicity about us or our products, even if inaccurate or untrue, could adversely affect our reputation and confidence in our products, which could harm our business and operating results. For example, on August 27, 2024, a news article was published by a short seller alleging evidence of accounting manipulation, sibling self-dealing and sanctions evasion (the “Report”). We indicated that such Report contained false or inaccurate statements about us, including misleading presentations of information we previously shared publicly and announced the results of the related Special Committee investigation.

On March 19, 2026, the U.S. Attorney’s Office for the Southern District of New York unsealed an indictment of three individuals either employed or associated with the Company at the time, including Yih-Shyan (Wally) Liaw, our former Senior Vice President, Business Development and a director on our Board, in connection with an alleged conspiracy to commit export control violations (the “Indictment”). Although the Company is not named as a defendant or alleged to be a co-conspirator in the Indictment, has been cooperating with the government’s investigation, and the three individuals are no longer employed or associated with the Company, the Indictment, as well as the prior publication of the Report and our previous Delinquent Reports have all contributed to significant volatility in, and declines of, the trading price of our common stock, as well as harm to our reputation, and could continue to do so in the future. Harm to our reputation has in the past, and may in the future, arise from many other sources, including employee misconduct, such as in connection with the alleged conduct described in the Indictment involving individuals associated with the Company at the time, and misconduct by our partners, consultants and outsourced service providers. Additionally, negative publicity with respect to our partners or service providers could also affect our business and operating results to the extent that we rely on these partners or if our customers or prospective customers associate us with these partners.

Harm to our reputation has in the past, and may in the future, arise from many other sources, including employee misconduct, such as in connection with the alleged conduct described in the Indictment involving individuals associated with the Company at the time, and misconduct by our partners, consultants and outsourced service providers. Additionally, negative publicity with respect to our partners or service providers could also affect our business and operating results to the extent that we rely on these partners or if our customers or prospective customers associate us with these partners.

We have been, are currently, and may in the future be subject to various lawsuits and other legal proceedings, disputes, claims, and government inquiries and investigations, which could cause us to incur substantial costs or require us to change our business practices in a way that could seriously harm our business, and any orders, actions or rulings not in our favor could have a material adverse effect on our business, results of operations, and financial condition.

We have been, are currently, and may in the future be subject to various lawsuits, stockholder derivative actions, class action lawsuits, individual or mass arbitration proceedings, and other types of legal proceedings, as well as other disputes, claims, and regulatory or governmental inquiries and investigations, including with regard to contract or commercial disputes, consumer protection, privacy, data protection, intellectual property, tax, employment, and corporate governance, among other matters. In addition, the circumstances underlying the matters discussed in Item 9. “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 continue to create the risk of additional litigation and claims by investors and examinations, investigations, proceedings and orders by regulatory authorities. These include a broad range of potential actions that may be taken against us by the SEC or other regulatory agencies, including a cease-and-desist order and/or the assessment of possible civil monetary penalties. For example, the Company received a subpoena from the SEC requesting the production of documents relating to certain customers, including one customer that is the subject of the allegations in the Indictment, and the Company’s controls and procedures. We are cooperating with the SEC’s requests, but we cannot predict the scope, duration, or outcome of this matter, and the SEC may issue additional subpoenas or other information requests.

The Company also received a grand jury subpoena from the U.S. Attorney’s Office for the Southern District of New York seeking documents and information relating to the individuals and facts referenced in the Indictment, as well as the Company’s compliance program and internal controls, and related issues. The Company has also received other subpoenas, including one from the U.S. Attorney’s Offices for the Eastern District of New York and one from Central District of California that predate the Indictment requesting documents and information relating to certain other customers. The Company has not been informed that it is the target of any of these investigations, but if we become the target of any of these investigations, the Department of Justice could pursue civil or criminal enforcement actions against us, seek monetary or other penalties from us (including disgorgement), or require changes to our compliance program and internal controls.

Further, in connection with the Indictment, the Company has initiated an internal review, led by independent members of the Board of Directors, into whether and to what extent enhancements to the Company’s compliance program, internal controls and related policies and procedures may be appropriate. This internal review remains ongoing and is not yet concluded, and, as a result, the Company cannot predict whether the internal review will identify material deficiencies.

If we fail to meet our contractual commitments or otherwise fail to comply with our contractual obligations, then we could be subject to breach of contract or other claims. Any claims, proceedings, individual or mass arbitration demands, or inquiries or investigations initiated by or against us, whether successful or not, may be time-consuming, subject us to damage awards, regulatory orders, consent decrees, injunctive relief, fines, or other penalties or sanctions, require us to change our policies or practices, result in increased operating costs, divert management’s attention, harm our reputation, and require us to incur significant legal fees, other litigation costs and settlement costs, as well as other expenses. In addition, our insurance may not be adequate to protect us from all material expenses related to pending and future claims. Any of these factors could materially and adversely affect our business, financial condition, and results of operations.

Our operations are impacted by complex laws, rules and regulations related to import and export controls to which our business is subject, and rapid changes in such laws, rules, and regulations as well as political and other actions related thereto may adversely impact our business.

We are subject to U.S. and other applicable trade control regulations that restrict with whom we may transact business, including economic sanctions administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control and the import and export controls enforced by the U.S. Commerce Department’s Bureau of Industry and Security (“BIS”), among other U.S. government agencies. If we fail to comply with applicable sanctions, export control or import laws and regulations, we may be subject to civil or criminal penalties. Additionally, any violations could have a material adverse impact on our ability to sell our products to United States federal, state and local government and related entities. For example, we have received multiple subpoenas from the Office of Export Enforcement (“OEE”) of BIS (the “BIS Inquiries”), including at least two subpoenas and one informal request relating to a certain customer implicated by the facts and circumstances that are also the subject of the Indictment. The BIS Inquiries seek documents relating to our business, customers, products, transactions and export compliance practices. We cannot predict the scope, duration or outcome of the BIS Inquiries, and additional subpoenas, civil investigative demands or other requests may be issued. Although we are fully cooperating with these inquiries, and although we have not been informed that we are the target of any of these inquiries, it is possible that these matters could result in significant penalties, fines or other material consequences, including criminal charges. In connection with the BIS Inquiries, BIS could seek to suspend, revoke or deny our export privileges, including through a temporary or permanent denial order that would restrict or prohibit us from participating in transactions subject to the Export Administration Regulations. Even absent a formal enforcement action, the BIS Inquiries may require substantial legal, consulting and compliance expenditures, divert management attention, impair our relationships with customers, suppliers, channel partners and government counterparties, damage our reputation, and adversely affect our ability to raise capital or complete strategic transactions. Any of these outcomes could materially and adversely affect our business, financial condition, results of operations, cash flows and the trading price of our securities.

We have business relationships with companies in China, in Eastern Europe, and elsewhere who have been, or may in the future be, added to a restricted party list. We take steps to minimize business disruption when these situations arise; however, we may be required to terminate or modify such relationships if our activities are prohibited by U.S. or other applicable laws. Further, our association with these parties could subject us to greater scrutiny or reputational harm among current or prospective customers, partners, suppliers, investors, other parties doing business with us or using our products, government enforcement agencies, or the general public. The United States and other countries continually update their lists of import and export-controlled items and technologies, and may impose new or more-restrictive import, export, or sanctions requirements on our products in the future. As a result of regulatory changes, we may be required to obtain licenses or other authorizations to continue supporting existing customers or to supply existing products to new customers in China, Eastern Europe and elsewhere. Further escalations in trade restrictions or hostilities, particularly between the United States and China, could impede our ability to sell or support our products. Although we historically sold products into Russia before broad sanctions were imposed, we no longer sell products or provide services to Russia. We had last recorded revenue from customers based in Russia in February 2022.

Moreover, the increasing focus on the risks and strategic importance of AI technologies has resulted in regulatory restrictions that target products and services capable of enabling or facilitating AI and may in the future result in additional restrictions impacting some or all of our product and service offerings.

Concerns regarding third-party use of AI for purposes contrary to governmental interests, including concerns relating to the misuse of AI applications, models, and solutions, has resulted in and could in the future result in unilateral or multilateral restrictions on products that can be used for training, modifying, tuning, and deploying large language models (“LLMs”). Such restrictions have limited and could in the future limit the ability of downstream customers and users worldwide to acquire, deploy and use systems that include our products, software, and services, and negatively impact our business and financial results.

Such restrictions could include additional unilateral or multilateral import and export controls on certain products or technology, including but not limited to AI technologies and high-performance computing. As geopolitical tensions have increased, products containing semiconductors associated with AI, including GPUs and associated products, are increasingly the focus of export control restrictions proposed by stakeholders in the U.S. and its allies. The United States has imposed unilateral controls restricting GPUs and associated products, and it is likely that additional unilateral or multilateral controls will be adopted. Such controls have been and may again be very broad in scope and application, prohibit us from exporting our products to any or all customers in one or more markets, including but not limited to China, and could tangentially negatively impact our warehousing locations and options, or could impose other conditions that limit our ability to serve demand abroad and could negatively and materially impact our business, revenue and financial results. Violations or alleged violations of such unilateral controls restricting GPUs and associated products, such as in connection with the alleged conduct described in the Indictment involving individuals associated with the Company at the time, have contributed to significant volatility in, and declines of, the trading price of our common stock, as well as harm to our reputation.

Import and export controls targeting products containing GPUs and semiconductors associated with AI, which have been imposed and are increasingly likely to be further tightened, would further restrict our ability to export our technology, products, or services given that competitors may not be subject to similar restrictions, creating a competitive disadvantage for us and negatively impacting our business and financial results. In addition, such controls may subject downstream users to additional restrictions on the use, resale, repair, or transfer of our products, negatively impacting our business and financial results. Controls could negatively impact our cost and/or ability to provide services.

Import and export controls could disrupt our supply chain and distribution channels, negatively impacting our ability to serve demand, including in markets outside China. Repeated changes in the export control rules are likely to impose compliance burdens on our business and our customers, negatively and materially impacting our business.

Increasing use of economic sanctions and import and export controls has impacted and may in the future impact demand for our products or services, negatively impacting our business and financial results. Reduced demand due to import and export controls could also lead to excess inventory or cause us to incur related supply charges. Additional unilateral or multilateral controls are also likely to include deemed export control limitations that may also have negative impacts. Additional export restrictions may not only impact our ability to serve overseas markets, but also provoke responses from foreign governments, including China, that negatively impact our supply chain or our ability to provide our products and services to customers in all markets worldwide, which could also substantially reduce our revenue.

In October 2022, U.S. export restrictions and export licensing requirements were imposed targeting China’s semiconductor and supercomputing industries. These restrictions impact exports of software, hardware, equipment and technology used to develop, produce or manufacture certain chips in China (including Hong Kong). At the same time, export restrictions and export license requirements were also imposed on certain GPUs and advanced integrated circuits, as well as computing equipment containing such components, with a focus on China (including Hong Kong). These restrictions impacted certain of our products, including products that contain the NVIDIA A100 and H100 integrated circuits, among others.

In November 2023, the export control restrictions on advanced integrated circuits, supercomputing and other end uses were revised and further expanded to cover additional countries where we sell our products, including in the Middle East, and additional parties based on the location of their headquarters, or the headquarters of their ultimate parent. Compliance with ever-changing regulations is complex and time consuming. We may experience delays in implementing procedures to address the changing regulatory requirements.

In January 2025, the U.S. export control regulations targeting advanced integrated circuits and computing were further revised to include a worldwide authorization requirement for certain of our advanced computing products. New license exceptions were added to the regulations and allow us to export in some cases without the need for an export license, thus expanding upon previous authorizations. However, these new regulations will, depending on the country and ultimate consignee, also place new limits on the number of advanced computing products that we can export to each ultimate consignee per calendar year, and the number of advanced computing products that the Commerce Department will license per-country over a given period to all exporters in the aggregate. These new limitations create a competitive process for obtaining the product allocation associated with these new government authorizations and therefore could disadvantage us against certain of our competitors. The limitations could also prevent us from selling our advanced computing products to the full extent of customer demand in certain countries that have not historically been subject to these limitations.

In some cases, we rely on channel partners and third parties to distribute and resell our products globally. If channel partners, or their customers, do not adhere to the applicable trade compliance requirements, this can subject us to greater scrutiny or reputational harm among current or prospective customers, partners, suppliers, investors, other parties doing business with us or using our products, government enforcement agencies, or the general public.

In the event import and export controls require us to transition some operations out of certain geographies, such transitions could be costly and time consuming, and adversely affect our operations during any such transition period. To the extent that customer requires products covered by the licensing requirements, we may seek a license for the customer. However, the licensing process is time-consuming. We have no assurance that any such license will be granted or that the license application will be acted upon in a timely manner or at all. Even if a license is offered, it may impose burdensome conditions that we or our customer or end users cannot or decide not to accept.

The process to obtain licenses required under recently adopted export control regulations is complicated and time consuming in the event we determine to pursue them, and there are no assurances they may be granted at all. Our competitive position and future results may be harmed, over the long-term, if there are further changes in import and export controls, including further expansion of the geographic, customer, end use, deemed export, or product scope of the controls, if customers purchase product from competitors, if customers develop their own internal solution, if we are unable to provide contractual warranty or other extended service obligations, if licenses are not granted in a timely manner or denied to significant customers or if we incur significant transition costs. Even if requested licenses are granted, the licenses may be temporary or impose burdensome conditions that we or our customers or end users cannot or choose not to fulfill. The licensing requirements may benefit certain of our competitors, as the licensing process will make our technical support efforts more cumbersome and less certain and encourage customers to pursue alternatives to our products.

Given the increasing strategic importance of AI and rising geopolitical tensions, the export control rules may change again at any time and further subject a wider range of our products to export restrictions and licensing requirements, negatively impacting our business and financial results. In the event of such change, we may be unable to sell our inventory of such products and may be unable to develop replacement products not subject to the licensing requirements, effectively excluding us from markets subject to such restrictions, as well as other impacted markets. Any new control that impacts a wider range of our products would likely have a disproportionate impact on us and may disadvantage us against certain of our competitors that sell products that are outside the scope of such control.

Finally, our business depends on our ability to receive consistent and reliable supplies from our overseas partners, especially in Taiwan. Any new restrictions that negatively impact our ability to receive supply of components, parts, or services from Taiwan, would negatively impact our business and financial results.

Although we attempt to ensure that we, our customers, suppliers, resellers, and partners comply with the applicable import, export, and sanctions laws, we cannot guarantee full compliance by all. Actions of our customers, suppliers, resellers and partners are not within our complete control, and our products could be re-exported to sanctioned persons or countries or provided by our retailers to third persons in contravention of our requirements or instructions or the laws. In addition, there are inherent limitations to the effectiveness of any policies, procedures, and internal controls relating to such compliance, and there can be no assurance that such procedures or internal controls will work effectively at all times or protect us against liability under anti-corruption, sanctions or other laws for actions taken by us, our resellers or partners. For example, the Indictment alleged that the three individuals employed or associated with the Company at the time worked closely with third-party brokers with customers based in China to commit export-control violations. Any such potential violation by us, our customers, suppliers, resellers, or our partners could have negative consequences, including government inquiries, investigations, enforcement actions, monetary fines, or civil and/or criminal penalties, and our reputation, brand, and revenue may be harmed.